Remitly Reports Record First Quarter Results and Raises Full Year 2026 Outlook
First quarter send volume up 37% and revenue up 25% year over year
First quarter net income of $49.1 million up 332% and Adjusted EBITDA of $101.6 million up 74% year over year

SEATTLE, WA / May 6, 2026 / GlobeNewswire / - Remitly Global, Inc. (NASDAQ: RELY), a trusted provider of financial services that transcend borders, reported results for the first quarter ended March 31, 2026.
“We delivered an exceptional Q1, achieving record revenue and Adjusted EBITDA,” said Sebastian Gunningham, Chief Executive Officer, Remitly. “Outperformance across key corridors and an increasing pace of product innovation are contributing to strong momentum in the business. The accelerated growth in quarterly active users is evidence of the continued trust and confidence customers place in Remitly. At the same time, disciplined cost management, scale benefits, and AI-driven efficiencies are delivering strong operating leverage.”
First Quarter 2026 Highlights and Key Operating Data
(All comparisons relative to the first quarter of 2025)
•Active customers increased to 9.6 million, from 8.0 million, up 20%.
•Send volume increased to $22.1 billion, from $16.2 billion, up 37%.
•Revenue totaled $452.8 million, compared to $361.6 million, up 25%.
•Net income was $49.1 million, compared to $11.4 million, up 332%.
•Adjusted EBITDA was $101.6 million, compared to $58.4 million, up 74%.
2026 Financial Outlook
For fiscal year 2026, Remitly currently expects:
•Total revenue in the range of $1.960 billion to $1.975 billion, representing a growth rate of 20 to 21% year over year.
•Year over year growth in net income for 2026 and Adjusted EBITDA to be in the range of $370 million to $385 million.
For the second quarter of 2026, Remitly currently expects:
•Total revenue in the range of $483 million to $485 million, representing a growth rate of 17% to 18% year over year.
•Year over year growth in net income for the second quarter of 2026 and Adjusted EBITDA to be in the range of $86 million to $88 million.
Reconciliation of GAAP to Non-GAAP Financial Measures
A reconciliation of accounting principles generally accepted in the United States of America (“GAAP”) to non-GAAP financial measures has been provided in the financial statement tables included in this earnings release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this earnings release because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity, and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include, but are not limited to, income taxes, stock-based compensation expense, and payroll taxes related to stock-based compensation expense, which are directly impacted by unpredictable fluctuations in the market price of our common stock. The variability of these items could have a significant impact on our future GAAP financial results.
Note: All percentage changes described within this press release are calculated using amounts in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), for which revenue and active customers are presented in thousands and send volume is presented in millions. Rounding differences may occur when individually calculating percentages or totals from rounded amounts included within the press release body as compared to the amounts included within the Company’s SEC filings.

Webcast Information
Remitly will host a webcast at 5:00 p.m. Eastern Time on Wednesday, May 6, 2026, to discuss its first quarter 2026 financial results. The live webcast and investor presentation will be accessible on Remitly’s website at https://ir.remitly.com. A webcast replay will be available on our website at https://ir.remitly.com following the live event.
We have used, and intend to continue to use, the Investor Relations section of our website at https://ir.remitly.com as a means of disclosing material nonpublic information and for complying with our disclosure obligations under Regulation FD.
Non-GAAP Financial Measures
Some of the financial information and data contained in this earnings release, such as Adjusted EBITDA, free cash flow, and non-GAAP operating expenses, have not been prepared in accordance with GAAP.
We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. We believe that the use of Adjusted EBITDA and non-GAAP operating expenses provides additional tools to assess operational performance and trends in, and in comparing our financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Free cash flow is a key measure used by our management to understand the strength of our liquidity and available cash, and we believe that the presentation of this measure is useful because we are focused on growing our free cash flow generation over time. Free cash flow is not intended to represent the total increase or decrease in our cash balance for the period. Our non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with our financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this press release for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP.
We calculate Adjusted EBITDA as net income (loss) adjusted by (i) interest (income) expense, net; (ii) provision for income taxes; (iii) noncash charges of depreciation and amortization; (iv) other (income) expense, net; (v) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment; (vi) noncash stock-based compensation expense, net; (vii) payroll taxes related to stock-based compensation expense, net; and (viii) certain restructuring and other costs.
We calculate free cash flow as net cash provided by operating activities, adjusted for capitalized expenditures that include purchases of property and equipment and capitalized internal-use software.
We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by (i) noncash stock-based compensation expense, net; (ii) payroll taxes related to stock-based compensation expense, net; (iii) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment; as well as (iv) certain restructuring and other costs.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding future events or our future results of operations and financial position, including our fiscal year and second quarter 2026 financial outlook, including forecasted fiscal year and second quarter 2026 revenue, net income (loss), and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, our growth, our position and potential opportunities, and our objectives for future operations. The words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including risks and uncertainties related to our expectations regarding our revenue, expenses, and other operating results; our ability to acquire new customers and successfully retain existing customers; our ability to continue to develop new products and services in a timely manner; our ability to sustain our profitability; our ability to maintain and expand our strategic relationships with third parties; our business plan and our ability to effectively manage our growth; anticipated trends, growth rates, and challenges in our business and in the market segments in which we operate; our ability to effectively integrate and leverage artificial intelligence and machine learning technologies; our ability to attract, integrate, and retain qualified employees, including key members of our management team; uncertainties regarding the impact of geopolitical and macroeconomic conditions, including currency fluctuations, inflation, regulatory changes (including as may be related to immigration, fiscal and tax policy, foreign trade, or foreign investment), regional and global conflicts or related government sanctions, or legislative or regulatory developments; our ability to maintain the security and availability of our solutions; our ability to maintain our money transmission licenses and other regulatory clearances or obtain new licenses and regulatory clearances; our ability to maintain and expand international operations; our expectations regarding anticipated technology needs and developments and our ability to address those needs and developments with our solutions; and our stock repurchase program, the timing and number of shares of our common stock to be repurchased, and the potential benefits thereof. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results is included in our quarterly report on Form 10-Q for the quarter ended March 31, 2026, to be filed with the SEC, and within our annual report on Form 10-K for the year ended December 31, 2025, filed with the SEC, which are or will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

About Remitly
Remitly is a trusted provider of financial services that transcend borders. With a footprint spanning more than 175 countries, Remitly has built one of the world’s leading global money movement platforms, trusted by millions of customers. Remitly continues to evolve beyond a remittance company into a diversified, cross-border financial services provider, serving both consumers and businesses across a growing set of use cases.

Contacts

Media Inquiries:
press@remitly.com

Investor Relations:
ir@remitly.com

REMITLY GLOBAL, INC.
Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended March 31,
(in thousands, except share and per share data)	2026	2025
Revenue	$452,802	$361,624
Costs and expenses
Transaction expenses(1)	144,940	121,393
Customer support and operations(1)	26,811	22,573
Marketing(1)	86,362	73,349
Technology and development(1)	79,603	73,851
General and administrative(1)	55,147	52,829
Depreciation and amortization	6,199	5,396
Total costs and expenses	399,062	349,391
Income from operations	53,740	12,233
Interest income	1,653	1,787
Interest expense	(2,437)	(1,299)
Other (expense) income, net	(881)	2,221
Income before provision for income taxes	52,075	14,942
Provision for income taxes	3,022	3,590
Net income	$49,053	$11,352
Net income per share attributable to common stockholders:
Basic	$0.23	$0.06
Diluted	$0.23	$0.05
Weighted-average shares used in computing net income per share attributable to common stockholders:
Basic	211,032,788	201,744,601
Diluted	217,047,399	218,414,823
__________
(1) Exclusive of depreciation and amortization, shown separately.

REMITLY GLOBAL, INC.
Condensed Consolidated Balance Sheets
(unaudited)

	March 31,	December 31,
(in thousands)	2026	2025
Assets
Current assets
Cash and cash equivalents	$649,062	$542,426
Disbursement prefunding	244,506	441,335
Customer funds receivable, net	295,792	286,455
Prepaid expenses and other current assets	58,325	45,735
Total current assets	1,247,685	1,315,951
Property and equipment, net	60,162	61,521
Operating lease right-of-use assets	9,954	12,452
Goodwill	54,940	54,940
Intangible assets, net	1,594	2,125
Other noncurrent assets, net	11,448	11,724
Total assets	$1,385,783	$1,458,713
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$28,784	$28,450
Customer liabilities	264,768	219,667
Short-term debt	2,844	2,821
Accrued expenses and other current liabilities	136,285	141,948
Operating lease liabilities	6,686	6,166
Total current liabilities	439,367	399,052
Operating lease liabilities, noncurrent	29,769	28,135
Long-term debt	—	155,000
Other noncurrent liabilities	9,207	7,737
Total liabilities	478,343	589,924
Commitments and contingencies
Stockholders’ equity
Common stock	21	21
Additional paid-in capital	1,316,280	1,325,520
Accumulated other comprehensive income	2,434	3,596
Accumulated deficit	(411,295)	(460,348)
Total stockholders’ equity	907,440	868,789
Total liabilities and stockholders’ equity	$1,385,783	$1,458,713

REMITLY GLOBAL, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited)

	Three Months Ended March 31,
(in thousands)	2026	2025(1)
Cash flows from operating activities
Net income	$49,053	$11,352
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and other	14,123	7,863
Stock-based compensation expense, net	27,536	35,792
Donation of common stock	765	959
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(12,723)	(6,272)
Operating lease right-of-use assets	1,134	2,041
Accounts payable	4,772	22,182
Accrued expenses and other liabilities	(4,896)	2,800
Operating lease liabilities	2,128	4,066
Net cash provided by operating activities	81,892	80,783
Cash flows from investing activities
Purchases of property and equipment	(5,987)	(10,615)
Capitalized internal-use software costs	(3,199)	(2,949)
Net collections (originations) from consumer receivables	(4,559)	(3,348)
Net cash used in investing activities	(13,745)	(16,912)
Cash flows from financing activities
Proceeds from exercise of stock options	417	2,392
Proceeds from issuance of common stock in connection with ESPP	6,340	5,768
Cash paid for repurchase of common stock	(42,499)	—
Proceeds from revolving credit facility borrowings	2,363,000	1,059,000
Repayments of revolving credit facility borrowings	(2,518,000)	(1,059,000)
Net change in customer funds assets and liabilities	230,803	52,120
Taxes paid related to net share settlement of equity awards	(952)	(1,089)
Net cash provided by financing activities	39,109	59,191
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash	(809)	2,728
Net increase in cash, cash equivalents, and restricted cash	106,447	125,790
Cash, cash equivalents, and restricted cash at beginning of period	544,299	369,817
Cash, cash equivalents, and restricted cash at end of period	$650,746	$495,607
Reconciliation of cash, cash equivalents, and restricted cash
Cash and cash equivalents	$649,062	$493,905
Restricted cash included in prepaid expenses and other current assets	694	632
Restricted cash included in other noncurrent assets, net	990	1,070
Total cash, cash equivalents, and restricted cash	$650,746	$495,607
__________
(1) Beginning in the fourth quarter of 2025, the Company changed the presentation of certain cash activity related to customer funds assets and liabilities, which is comprised of disbursement prefunding, customer funds receivable, customer liabilities, and trade settlement liability included within the line item ‘Accrued expenses and other current liabilities’ on the Consolidated Balance Sheets. Certain components of this activity were reclassified from cash flows from operating activities to cash flows from financing activities, reflected within the line item ‘Net change in customer funds assets and liabilities.’

REMITLY GLOBAL, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited)

Reconciliation of net income (loss) to Adjusted EBITDA:

	Three Months Ended March 31,
(in thousands)	2026	2025
Net income	$49,053	$11,352
Add:
Interest (income) expense, net	784	(488)
Provision for income taxes	3,022	3,590
Depreciation and amortization	6,199	5,396
Other (income) expense, net	881	(2,221)
Donation of common stock	765	959
Stock-based compensation expense, net	27,536	35,792
Payroll taxes related to stock-based compensation expense, net	1,772	3,140
Restructuring and other costs(1)	11,538	908
Adjusted EBITDA	$101,550	$58,428
__________
(1) Restructuring and other costs for the three months ended March 31, 2026 and March 31, 2025 consisted primarily of non-recurring termination benefits.

Reconciliation of cash flow from operations to free cash flow:

	Three Months Ended March 31,
(in thousands)	2026	2025
Net cash provided by operating activities	$81,892	$80,783
Less:
Purchases of property and equipment	(5,987)	(10,615)
Capitalized internal-use software costs	(3,199)	(2,949)
Free cash flow	$72,706	$67,219

Reconciliation of operating expenses to non-GAAP operating expenses:

	Three Months Ended March 31,
(in thousands)	2026	2025
Customer support and operations	$26,811	$22,573
Excluding: Stock-based compensation expense, net	309	256
Excluding: Payroll taxes related to stock-based compensation expense, net	5	8
Excluding: Restructuring and other costs	1,644	—
Non-GAAP customer support and operations	$24,853	$22,309

	Three Months Ended March 31,
	2026	2025
Marketing	$86,362	$73,349
Excluding: Stock-based compensation expense, net	2,173	4,127
Excluding: Payroll taxes related to stock-based compensation expense, net	41	456
Excluding: Restructuring and other costs	1,709	490
Non-GAAP marketing	$82,439	$68,276

	Three Months Ended March 31,
	2026	2025
Technology and development	$79,603	$73,851
Excluding: Stock-based compensation expense, net	17,158	21,237
Excluding: Payroll taxes related to stock-based compensation expense, net	1,268	1,981
Excluding: Restructuring and other costs	3,463	—
Non-GAAP technology and development	$57,714	$50,633

	Three Months Ended March 31,
	2026	2025
General and administrative	$55,147	$52,829
Excluding: Stock-based compensation expense, net	7,896	10,172
Excluding: Payroll taxes related to stock-based compensation expense, net	458	695
Excluding: Donation of common stock	765	959
Excluding: Restructuring and other costs	4,722	418
Non-GAAP general and administrative	$41,306	$40,585